UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 19, 2003




                             EXE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-30389              75-1719817
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)             File Number)        Identification No.)



                8787 STEMMONS FREEWAY
                    DALLAS, TEXAS                           75247
      (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (214) 775-6000



                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a press release issued by EXE Technologies, Inc., dated December 19, 2003, which is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  EXHIBIT
                  NUMBER            DESCRIPTION
                  -------           -----------

                  99.1              Press Release issued on December 19, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EXE TECHNOLOGIES, INC.


Date:    December 19, 2003                By:    /s/ Kirk Isaacson
                                                 -------------------------
                                          Name:  Kirk Isaacson
                                          Title: President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press Release issued on December 19, 2003.